EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement File No. 333-55747.




                                        ARTHUR ANDERSEN LLP




Dallas, Texas,
   July 14, 1999